SECOND AMENDMENT TO
                                CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 8, 1999 and entered into by and among SPECIAL METALS CORPORATION, a Delaware corporation (the "Borrower"), the banks and other financial institutions parties to the Credit Agreement referred to below (the "Lenders") and CREDIT LYONNAIS NEW YORK BRANCH, as agent (the "Agent") and as Issuing Bank.

         Whereas, the Borrower, the Lenders, the Issuing Bank and the Agent have entered into that certain Credit Agreement dated as of October 28, 1998, as amended by the First Amendment to Credit Agreement and Limited Waiver dated as of March 31, 1999 (as so amended, the "Credit Agreement"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

         Whereas, the Borrower has requested that the Lenders agree to amend the Credit Agreement to permit the Borrower to enter into two joint venture transactions; and

         Whereas, the Lenders are willing to agree to such amendment, all on the terms and subject to the conditions set forth herein;

         Now, Therefore, in consideration of the premises and the mutual set forth herein, the Borrower, the Lenders, the Issuing Bank and the Agent agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment, Section 9.9 of the Credit Agreement is hereby amended to delete paragraph (e) and to replace it with the following:

                  "(e) Investments by the Borrower of up to $750,000 in a limited liability company joint venture with Minitubes, and of up to $250,000 in a limited liability company joint venture with DMG Chemisch-Pharmazeutische Fabrik GmbH and certain of its affiliates; and"

         2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

         2.1 Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent"), and to carry out the transactions contemplated by, and to perform its obligations under, this Amendment and the Credit Agreement as amended hereby.

         2.2 The execution and delivery of this Amendment, the Consent and the performance of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

         2.3 The execution and delivery of this Amendment and the Consent and the performance of this Amendment and the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the articles or certificate of incorporation or bylaws of any Loan Party, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party, (d) any indenture, agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which it is bound, or require any consent or approval of any Person.

         2.4 This Amendment and the Consent and the Credit Agreement as amended hereby have been duly executed and delivered by each Loan Party party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement creditors' rights generally or by general equitable principles.

         2.5 After giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default..

         2.6 Each of the representations and warranties contained in the Credit Agreement is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

         3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall only be effective when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, the Borrower and the Required Lenders and when each of the following conditions shall have been satisfied:

         4.1 Each of the Guarantors shall have executed and delivered to the Agent the Consent.

         4.2 After giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date. Borrower's execution of this Amendment shall be deemed a representation and warranty that the foregoing is correct.

         4. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.

         5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS THEREOF.

         6. COUNTERPARTS. This Amendment may be executed by one or moe of the parties to thisAmendment on any number of separate counterparts (including by telecopy) all of which taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.


                                    SPECIAL METALS CORPORATION


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                      as Agent, as a Lender and as Issuing Bank


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    MANUFACTURERS & TRADERS TRUST COMPANY,
                                      as Documentation Agent and as a Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    MELLON BANK, N.A.,
                                      as Syndication Agent and as a Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    THE BANK OF NOVA SCOTIA,
                                      as Co-Agent and as a Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    KEYBANK NATIONAL ASSOCIATION,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    BANK UNITED,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    BANQUE NATIONALE DE PARIS,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    SOCIETE GENERALE, NEW YORK BRANCH,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    FLEET NATIONAL BANK,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    NATIONAL BANK OF CANADA,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    CREDIT AGRICOLE - INDOSUEZ,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    NATEXIS BANQUE,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    FIRSTAR BANK, N.A.,
                                      as Lender


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                              CONSENT OF GUARANTORS


     Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement, and hereby (a) consents to the foregoing Amendment,
(b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect and (c) ratifies its Guaranty.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 8th day of June, 1999.

                                  SPECIAL METALS DOMESTIC SALES CORPORATION


                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________


                                  INCO ALLOYS INTERNATIONAL, INC.


                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________


                                  A-1 WIRE TECH, INC.


                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________


                                  COUNTROLLED PRODUCTS GROUP INTERNATIONAL, INC.


                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________